                                                                    EXHIBIT 99.1

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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
--------------------------------------------------------------------------------

[TEXAS TRANSITION BONDS (SM) LOGO]

                             PRELIMINARY TERM SHEET

               CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
                                     ISSUER

                                 $1,857,000,000*
                    SENIOR SECURED TRANSITION BONDS, SERIES A

                               TRANSACTION SUMMARY

CenterPoint Energy Transition Bond Company II, LLC (the "Issuer") is issuing $1,857,000,000* of Senior Secured Transition Bonds, Series A in multiple tranches (the "Bonds"). The Bonds are senior secured obligations of the Issuer and will be supported by Transition Charges paid by all retail electric customers in CenterPoint Houston's service territory as discussed below. Transition Charges are required to be adjusted annually and semi-annually as necessary to ensure the expected recovery of amounts sufficient to timely provide all scheduled payments of principal, interest and other required amounts and charges in connection with the Bonds (the "True-up Mechanism").

The Texas Electric Utility Restructuring Act enacted in June 1999 (the "Restructuring Act") authorized the Public Utility Commission of Texas (the "PUCT") to issue irrevocable financing orders supporting the issuance of transition bonds. The PUCT issued an irrevocable financing order to CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") on March 16, 2005 (the "Financing Order"). Pursuant to the Financing Order, CenterPoint Houston established a bankruptcy remote special purpose subsidiary company to issue the Bonds.

In the Financing Order, the PUCT authorized a special irrevocable non-bypassable charge ("Transition Charge") on all retail electric customers, including the State of Texas and other governmental entities, in CenterPoint Houston's service territory (approximately 1.9 million customers) to pay principal and interest and other administrative expenses of the offering. CenterPoint Houston as servicer will collect Transition Charges on behalf of the Issuer and remit the Transition Charges daily to the Indenture Trustee.

THE PUCT GUARANTEES THAT IT WILL TAKE SPECIFIC ACTIONS PURSUANT TO THE IRREVOCABLE FINANCING ORDER AS EXPRESSLY AUTHORIZED BY THE RESTRUCTURING ACT TO ENSURE THAT EXPECTED TRANSITION CHARGE REVENUES ARE SUFFICIENT TO TIMELY PAY SCHEDULED PRINCIPAL AND INTEREST ON THE BONDS. The PUCT's obligations, including the specific actions that it has guaranteed to take, are direct, explicit, irrevocable and unconditional upon issuance of the Bonds, and are legally enforceable against the PUCT, a United States public sector entity.

The Bonds described herein will not be a liability of CenterPoint Houston, CenterPoint Energy, Inc. or any of their affiliates (other than the Issuer). The Bonds will not be a debt or general obligation of the State of Texas, the PUCT or any other governmental agency or instrumentality, and are not a charge on the full faith and credit or taxing power of the State of Texas or any other governmental agency or instrumentality. However, the State of Texas and other governmental entities, as retail electric customers, will be obligated to pay transition charges securing the Bonds. Except in their capacity as retail electric customers, neither the State of Texas nor any political subdivision, agency, authority or instrumentality of the State of Texas, nor any other entity, will be obligated to provide funds for the payment of the Bonds.

THIS PRELIMINARY TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY BONDS IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS PROHIBITED. PLEASE READ THE IMPORTANT INFORMATION AND QUALIFICATIONS ON THE LAST PAGE OF THIS PRELIMINARY TERM SHEET.

                               SABER PARTNERS, LLC
           Financial Advisor to the Public Utility Commission of Texas

* Preliminary; subject to change

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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
--------------------------------------------------------------------------------

                                 $1,857,000,000*
               CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
                    SENIOR SECURED TRANSITION BONDS, SERIES A

                                SUMMARY OF TERMS

ANTICIPATED BOND OFFERING*


                                                                                                               NO. OF SCHEDULED
                          EXPECTED                                                               SCHEDULED        SEMI-ANNUAL
                        AVERAGE LIFE         SIZE         INTEREST RATE        SCHEDULED        SINKING FUND     SINKING FUND
TRANCHE(1)                (YEARS)            ($MM)        (OR INDEX)(2)       MATURITY(3)      PAYMENTS BEGIN      PAYMENTS
--------------------- ---------------- ----------------- ----------------- ----------------- ----------------- -----------------
     A-1                    2.0               244              ____             Feb '09           Aug '06               6
     A-2                    5.0               380              ____             Aug '12           Feb '09               8
     A-3                    7.5               250              ____             Feb '14           Aug '12               4
     A-4                    10.0              516              ____             Aug '17           Feb '14               8
     A-5                    12.7              467              ____             Aug '19           Aug '17               5

ISSUER AND CAPITAL STRUCTURE .....     CenterPoint Energy Transition Bond Company II, LLC, a special purpose bankruptcy-remote limited liability company wholly-owned by CenterPoint Houston. It has no commercial operations. The Issuer was formed solely to purchase and own the Transition Property (defined in "Credit/Security"), to issue the Bonds and to perform activities incidental thereto. The
                                       Issuer is responsible to the PUCT as described in the Glossary.

                                       In addition to the Transition Property, the Issuer is capitalized with an upfront deposit of
                                       0.5% of the Bonds' initial principal amount (held in the capital subaccount) and has created an excess funds subaccount to retain, until the next payment date, any amounts collected and remaining after all payments on the Bonds have been timely made.

SECURITIES OFFERED ...............     Senior secured sinking fund bonds, as listed above, scheduled to pay principal semi-annually and sequentially in accordance with the expected sinking fund schedule. See "Sinking Fund
                                       Schedule."  Subject to market conditions, the Issuer may issue both fixed and floating rate bonds, but is not required to issue both.

EXPECTED RATINGS .................     Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively.

PAYMENT DATES AND INTEREST
 ACCRUAL .........................     Fixed Rate:  Semi-annually, [____________] and [____________].  Interest will be calculated on a 30/360 basis.  The first scheduled payment date is [____________ __, 2006.]

                                       Floating Rate:  Payable quarterly. Interest will be calculated on an actual/360 basis.

                                       Interest is due on each payment date and principal is due upon the final maturity date for each tranche.

---------------
(1) Each tranche pays sequentially.

(2) Fixed or floating.

(3) The final maturity (i.e., the date by which the principal must be repaid to prevent a default) of each tranche of the Bonds is two years after the scheduled maturity date for such tranche (other than the last tranche, for which the final maturity is one year after the scheduled maturity date).

* Preliminary; subject to change.


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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
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
OPTIONAL REDEMPTION ..............     None. Non-call life.

AVERAGE LIFE......................     Stable. There is no prepayment risk. Extension is possible but the risk is statistically insignificant.

CREDIT/SECURITY ..................     Pursuant to the PUCT Financing Order, the irrevocable right to impose, collect and receive a non-bypassable electricity consumption-based Transition Charge (the "Transition Property")
                                       from all retail electric customers (approximately 1.9 million customers), including the State of Texas and other governmental entities, in CenterPoint Houston's service territory.
                                       Transition Charges are set and adjusted to collect amounts equal to payments of principal, interest and other required amounts and charges on a timely basis.  See also "Issuer and
                                       Capital Structure" and "Statutorily Guaranteed True-up Mechanism for Payment of Scheduled
                                       Principal and Interest."

                                       The Transition Property securing the Bonds is not a pool of receivables. It is all the rights under the Financing Order including the irrevocable right to impose, collect and receive non-bypassable Transition Charges and the right to implement the True-up Mechanism.
                                       Transition Property is a present property right created by the Restructuring Act and the
                                       Financing Order and protected by the State Pledge.

NON-BYPASSABLE TRANSITION
CHARGES ..........................     The statutorily guaranteed right from the government of the State of Texas to collect
                                       Transition Charges from all existing and future retail electric customers located within
                                       CenterPoint Houston's service territory, subject to certain limitations specified in the
                                       Restructuring Act, even if those customers elect to purchase electricity from another supplier or choose to operate new on-site generation or if the utility goes out of business and its service area is acquired by another utility or is municipalized.  The Transition
                                       Charges are applied to retail electric customers individually and are adjusted and reallocated among all customers as necessary under the statutorily guaranteed true-up mechanism.

STATUTORILY GUARANTEED TRUE-UP
MECHANISM FOR PAYMENT OF
SCHEDULED PRINCIPAL AND INTEREST..     The Restructuring Act and the irrevocable Financing Order guarantee that Transition Charges on all retail electric customers will be reviewed and adjusted annually and semi-annually as necessary to ensure the expected recovery of amounts sufficient to timely provide payment of scheduled principal and interest on the Bonds. The PUCT guarantees that it will take specific actions pursuant to the irrevocable Financing Order as expressly authorized by the
                                       Restructuring Act to ensure that expected Transition Charge revenues are sufficient to timely pay scheduled principal and interest on the Bonds.

                                       There is no "cap" on the level of Transition Charges that may be imposed on retail electric customers, including the State of Texas and other governmental entities, to timely pay scheduled principal and interest on the Bonds.

                                       The Financing Order provides that the True-up Mechanism and all other obligations of the
                                       State of Texas and the PUCT set forth in the Financing Order are direct, explicit, irrevocable and unconditional upon issuance of the Bonds, and are legally enforceable against the State of Texas and the PUCT.

INITIAL TRANSITION CHARGE AS A
PERCENT OF CUSTOMER'S TOTAL
ELECTRICITY BILL .................     Would represent approximately 2% of the total bill received by a 1,000 kWh  residential customer of the largest retail electric provider in CenterPoint Houston's service territory as of October 1, 2005.


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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
--------------------------------------------------------------------------------

STATE PLEDGE .....................     The State of Texas has made a direct pledge in the Restructuring Act for the benefit and protection of bondholders that it will not take or permit any action that would impair the value of the Transition Property or reduce, alter or impair the Transition Charges until the
                                       Bonds are fully repaid or discharged, other than specified true-up adjustments to correct any overcollections or undercollections.  The State Pledge provides rights enforceable by bondholders.  No voter initiative or referendum process exists in Texas.

CREDIT RISK ......................     The broad-based nature of the True-up Mechanism and the State Pledge, along with other elements of the Bonds, will serve to effectively eliminate, for all practical purposes and circumstances, any credit risk associated with the Bonds (i.e., that sufficient funds will be available and paid to discharge all principal and interest obligations when due).  (See the
                                       Financing Order, Finding of Fact 107.)

TAX TREATMENT ....................     Fully taxable; treated as debt for U.S. federal income tax purposes.

TYPE OF OFFERING .................     SEC registered.

ERISA ELIGIBLE ...................     Yes, as described in the base prospectus.

20% COUNTERPARTY RISK
WEIGHTING.........................     If held by financial institutions subject to regulation in countries (other than the United
                                       States) that have adopted the 1988 International Convergence of Capital Measurement and
                                       Capital Standards of the Basel Committee on Banking Supervision (as amended, the "Basel
                                       Accord"), the Bonds may attract the same counterparty risk weighting as "claims on" or
                                       "claims guaranteed by" non-central government bodies within the United States, which are accorded a 20% risk weighting.

                                       The United Kingdom's Financial Services Authority has issued "individual guidance" letters to one or more investors that an investment in Texas transition bonds issued under the
                                       Restructuring Act can be accorded a 20% counterparty risk weighting which is similar to the risk weighting assigned to U. S. Agency corporate securities (FNMA, FHLMC, etc.).

                                       There is no assurance that the Bonds will attract a 20% risk weighting treatment under any national law, regulation, multi-national directive or policy implementing the Basel Accord.
                                       Investors should consult their regulators before making any investment.

------------------------------------------------------------------------------------------------------------------------------------

OTHER CONSIDERATIONS

ENHANCED CONTINUING
DISCLOSURE AND DEDICATED WEB SITE
(SURVEILLANCE) ...................     A dedicated web site will be established for the Bonds. In addition, the indenture under which the Bonds will be issued requires all of the periodic reports that the Issuer files with the Securities and Exchange Commission (the "Commission"), the principal transaction documents and other information concerning the Transition Charges and security relating to the Bonds to be posted on the website associated with the Issuer's parent, located at
                                       www.centerpointenergy.com.

                                       Furthermore, even if it would otherwise be permitted to suspend such filings, so long as any
                                       Bonds are outstanding, the Issuer also will continue filing periodic reports under the
                                       Securities Exchange Act of 1934 and the rules, regulations or orders of the Commission.
                                       Consequently, information will continue to be publicly available and accessible to bondholders through the SEC or through the dedicated web site.


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
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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
--------------------------------------------------------------------------------

RELATIONSHIP TO THE SERIES
2001-1 BONDS .....................     In October 2001, CenterPoint Energy Transition Bond Company, LLC ("Transition Bond
                                       Company I"), a special purpose wholly owned subsidiary of CenterPoint Houston, issued and sold $749 million of Series 2001-1 Transition Bonds (the "series 2001-1 bonds") in accordance with a financing order issued by the PUCT on May 31, 2000. Transition Bond Company I will have no obligations under the Bonds, and the Issuer has no obligations under the series
                                       2001-1 bonds.

                                       The security pledged to secure the Bonds will be separate from the security that is securing the series 2001-1 bonds or that would secure any other series of transition bonds.

                                       The outstanding series 2001-1 bonds are currently rated Aaa/AAA/AAA by Moody's, S&P and
                                       Fitch, respectively.

PARENT/SERVICER ..................     CenterPoint Houston is a State of Texas fully regulated electric transmission and distribution utility wholly-owned indirectly by CenterPoint Energy, Inc.

                                       CenterPoint Houston is engaged in the transmission and distribution of electric energy in a
                                       5,000 square-mile area located along the Texas Gulf Coast that has a population of approximately 5 million people.

PUCT
FINANCIAL ADVISOR ................     Saber Partners, LLC ("Saber") (co-equal decision maker with the Issuer). Certain financial advisory services, including any activities that may be considered activities of a broker dealer, will be assigned to Saber Capital Partners, LLC, a wholly-owned subsidiary of Saber
                                       Partners, LLC.

BOOKRUNNERS (LISTED
  ALPHABETICALLY) ................     Credit Suisse First Boston, Lehman Brothers Inc., RBS Greenwich Capital

UNDERWRITING SYNDICATE ...........     Non-bookrunner managers to be named

------------------------------------------------------------------------------------------------------------------------------------

SETTLEMENT

INDENTURE TRUSTEE ................     [                                           ].

EXPECTED SETTLEMENT ..............     [___________ __, 2005], settling flat.  DTC, Clearstream and Euroclear.

USE OF PROCEEDS ..................     Paid to CenterPoint Houston to retire debt or equity only. In accordance with the Financing
                                       Order, the Issuer may not use the net proceeds from the sale of the Bonds for general corporate or commercial purposes.

MORE INFORMATION .................     For a complete discussion of the proposed transaction, please read the definitive base prospectus and the accompanying prospectus supplement when available.


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
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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
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PARTIES TO TRANSACTION AND RESPONSIBILITIES

                    ________________________________________
                   |                                        |
                   | 1.9 MILLION RETAIL ELECTRIC CUSTOMERS* |
                   |________________________________________|
                                |             /|\
Pay Transition Charges based    |              |   Issued Financing Order; Approves Transition
on Electricity Consumption      |              |   Charges on Customer Bills
                                |              |
                               \|/             |
             ____________________            ______________________________________
            |                    |          |                                      |
            |  RETAIL ELECTRIC   |          |  PUBLIC UTILITY COMMISSION OF TEXAS  |
            |  PROVIDERS (REPS)  |          |                (PUCT)                |
            |____________________|          |______________________________________|
                                |             /|\
Pay Transition Charges (less    |              |   Calculates Charges by Customer Class to Meet
charge-off allowance)           |              |   Payments Schedule; Prepares True-Up; Submits
whether or not received         |              |   Filings to PUCT
                               \|/             |
                  ____________________________________________
                 |                                            |
                 |  CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC  |
                 |           (SELLER AND SERVICER)            |
                 |____________________________________________|
                                |             /|\
Remits Daily to Trustee All     |              |   Issues the Bonds; Purchases the Transition
Transition Charges Collected    |              |   Property from CenterPoint Houston
                                |              |
                               \|/             |
            _____________________           __________________________________
           |                     |         |                                  |
           |   TRANSITION BOND   |         |  CENTERPOINT ENERGY TRANSITION   |
           |  INDENTURE TRUSTEE  |         |       BOND COMPANY II, LLC       |
           |_____________________|         |              (ISSUER)            |
                                |          |__________________________________|
Pays Principal and Interest     |
Semi-annually (fixed);          |
Quarterly (floating)            |
                               \|/
                  _______________
                 |               |
                 |  BONDHOLDERS  |
                 |_______________|



FLOW OF FUNDS TO BONDHOLDERS

 ___________________
|                   | TRANSITION CHARGES ($)
|    1.9 MILLION    |___________________
|  RETAIL ELECTRIC  |                   |
|    CUSTOMERS*     |                   |
|___________________|                  \|/
                             ____________________
                            |                    |
                            |  RETAIL ELECTRIC   |
                            |  PROVIDERS (REPS)  |
                            |____________________|
                                        | TRANSITION CHARGES ($)
                                        |
                                       \|/
                           __________________________
                          |                          | TRANSITION CHARGES ($)
                          |        SERVICER:         |___________________
                          |    CENTERPOINT ENERGY    |                   |
                          |  HOUSTON ELECTRIC, LLC   |                   |
                          |   (REGULATED BY PUCT)    |                  \|/
                          |__________________________|        ______________________  PRINCIPAL AND INTEREST
                                        ||                   |                      |      PAYMENTS ($)
                                        ||                   |   TRANSITION BOND    |___________________
                                        ||                   |  INDENTURE TRUSTEE   |                   |
                                        ||                   |______________________|                   |
                                        ||                               ||                            \|/
                  |||||||||||||||||||||||||||||||||||||||||||||          ||                  _______________
                  |||||||||||||||||||||||||||||||||||||||||||||          ||                 |               |
                  ||                                         ||          ||                 |  BONDHOLDERS  |
                  ||   ___________________________________   ||          ||                 |_______________|
                  ||  |                                   |  ||||||||||||||
                  ||  |             ISSUER:               |  ||
                  ||  |  CENTERPOINT ENERGY TRANSITION    |  ||
                  ||  |       BOND COMPANY II, LLC        |  ||
                  ||  | (EXPECTED RATINGS - Aaa/AAA/AAA)  |  ||
                  ||  |___________________________________|  ||
                  ||           BANKRUPTCY REMOTE             ||
                  ||                                         ||
                  |||||||||||||||||||||||||||||||||||||||||||||
                  |||||||||||||||||||||||||||||||||||||||||||||

-----------
* During the 12 months ended June 30, 2005, CenterPoint Houston's total deliveries were approximately 42% industrial, 26% commercial and 32% residential, with the State of Texas and other governmental entities included in all categories and comprising approximately 5% of CenterPoint Houston's total deliveries.


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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
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KEY QUESTIONS AND ANSWERS ON STATUTORILY GUARANTEED TRUE-UP MECHANISM

The Restructuring Act and the irrevocable Financing Order guarantee that the Transition Charges will be reviewed and adjusted at least annually and semi-annually as necessary to ensure the expected recovery of amounts sufficient to timely provide all payments of debt service and other required amounts and charges in connection with the Bonds.

Q1: COULD THE FINANCING ORDER BE RESCINDED OR ALTERED OR THE PUCT FAIL TO ACT TO IMPLEMENT THE TRUE-UP MECHANISM?

A: No. The Financing Order is irrevocable. The Financing Order provides that the True-up Mechanism and all other obligations of the State of Texas and the PUCT set forth in the Financing Order are direct, explicit, irrevocable and unconditional upon issuance of the Bonds, and are legally enforceable against the State of Texas and the PUCT.

Q2: COULD THE RESTRUCTURING ACT BE REPEALED OR ALTERED IN A MANNER THAT WILL IMPAIR THE VALUE OF THE SECURITY OR PREVENT TIMELY REPAYMENT OF THE BONDS?

A: No. The Restructuring Act provides that the State of Texas cannot take or permit any action that impairs the value of the security or the timely repayment of the Bonds.

Q3: ARE THERE ANY CIRCUMSTANCES, OR ANY REASON, IN WHICH THE TRUE-UP MECHANISM WOULD NOT BE APPLIED TO CUSTOMER BILLS, E.G., ECONOMIC RECESSION, TEMPORARY POWER SHORTAGES, BLACKOUTS, BANKRUPTCY OF THE PARENT COMPANY?

A: No. Once the Bonds are issued, the irrevocable Financing Order (including the True-up Mechanism) is unconditional. If collections differ from forecasted revenues, regardless of the reason, CenterPoint Houston is required semi-annually to submit to the PUCT an adjustment to the Transition Charges as necessary to ensure expected recovery of amounts sufficient to provide timely payment of principal and interest. The PUCT will confirm the mathematical accuracy of the submission and approve the imposition of the adjusted Transition Charges within 15 days. After this approval, the adjusted charges will immediately be reflected in the customer's next bill. Any errors identified by the PUCT will be corrected in the next true-up adjustment.

Q4: CAN CUSTOMERS AVOID PAYING TRANSITION CHARGES IF THEY SWITCH ELECTRICITY PROVIDERS?

A: No. The Restructuring Act provides that the Transition Charges are non-bypassable. Non-bypassable means that these charges are collected from existing retail customers of a utility and future retail electric customers located within the utility's historical certificated service area as it existed on May 1, 1999, subject to certain limitations specified in the Restructuring Act. The Issuer is generally entitled to collect Transition Charges from the retail electric providers serving those customers even if those customers elect to purchase electricity from another supplier or choose to operate new on-site-generation equipment, or if the utility goes out of business and its service area is acquired by another utility or is municipalized.


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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
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                            SINKING FUND SCHEDULE*

                              TRANCHE              TRANCHE             TRANCHE              TRANCHE             TRANCHE
         DATE                   A-1                   A-2                 A-3                 A-4                  A-5
     ------------        -------------         -------------       -------------        -------------       -------------
     Tranche Size        $ 244,000,000         $ 380,000,000       $ 250,000,000        $ 516,000,000       $467,000,000
        8/1/06           $  18,071,586         $          --       $          --        $          --       $          --
        2/1/07           $  51,005,611         $          --       $          --        $          --       $          --
        8/1/07           $  35,495,191         $          --       $          --        $          --       $          --
        2/1/08           $  55,014,326         $          --       $          --        $          --       $          --
        8/1/08           $  39,209,295         $          --       $          --        $          --       $          --
        2/1/09           $  45,203,991         $  13,965,065       $          --        $          --       $          --
        8/1/09                                 $  43,127,368       $          --        $          --       $          --
        2/1/10                                 $  63,559,540       $          --        $          --       $          --
        8/1/10                                 $  47,050,216       $          --        $          --       $          --
        2/1/11                                 $  67,868,022       $          --        $          --       $          --
        8/1/11                                 $  51,187,378       $          --        $          --       $          --
        2/1/12                                 $  72,406,010       $          --        $          --       $          --
        8/1/12                                 $  20,836,401       $  34,721,434        $          --       $          --
        2/1/13                                                     $  77,206,168        $          --       $          --
        8/1/13                                                     $  60,228,910        $          --       $          --
        2/1/14                                                     $  77,843,488        $   4,469,827       $          --
        8/1/14                                                                          $  65,192,869       $          --
        2/1/15                                                                          $  87,755,299       $          --
        8/1/15                                                                          $  70,536,547       $          --
        2/1/16                                                                          $  93,553,092       $          --
        8/1/16                                                                          $  76,203,458       $          --
        2/1/17                                                                          $  99,696,137       $          --
        8/1/17                                                                          $  18,592,771       $ 63,619,483
        2/1/18                                                                                              $106,230,791
        8/1/18                                                                                              $ 88,659,487
        2/1/19                                                                                              $113,199,155
        8/1/19                                                                                              $ 95,291,084

-----------------------
* Preliminary; subject to change.


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CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
--------------------------------------------------------------------------------

STATUTORILY GUARANTEED TRUE-UP MECHANISM FOR PAYMENT OF SCHEDULED PRINCIPAL AND INTEREST

The Restructuring Act and the irrevocable Financing Order guarantee that the Transition Charges will be reviewed and adjusted at least annually and semi-annually as necessary to ensure the expected recovery of amounts sufficient to timely provide all payments of principal and interest and other required amounts and charges in connection with the Bonds.

The following describes the mechanics for implementing the True-up Mechanism. (See also "Key Questions and Answers on Statutorily Guaranteed True-up Mechanism" on page 7.)

MANDATORY ANNUAL TRUE-UPS FOR PAYMENT OF SCHEDULED PRINCIPAL AND INTEREST

STEP 1: Each year, CenterPoint Houston computes the total dollar requirement for the Bonds for the coming year, which includes scheduled principal and interest payments and all other permitted costs of the transaction, adjusted to correct any prior undercollection or overcollection.

STEP 2: CenterPoint Houston allocates this total dollar requirement among specific customer classes.

STEP 3:   CenterPoint Houston forecasts consumption by each customer class.

STEP 4: CenterPoint Houston divides the total dollar requirement for each customer class by the forecasted consumption to determine the Transition Charge for that customer class.

STEP 5: CenterPoint Houston must make a true-up filing with the PUCT, specifying such adjustments to the Transition Charges as may be necessary, regardless of the reason for the difference between forecasted and required collections. The PUCT will approve the adjustment within 15 days and adjustments to the Transition Charges are immediately reflected in customer bills.

MANDATORY INTERIM TRUE-UPS FOR PAYMENT OF SCHEDULED PRINCIPAL AND INTEREST

CenterPoint Houston must seek an interim true-up once every six months (or quarterly in the fourteenth and fifteenth years):

(i) to correct any undercollection of Transition Charges, regardless of cause, in order to ensure timely payment of the Bonds based on rating agency and bondholder considerations, including a mandatory interim true-up in connection with each semi-annual payment date if the Servicer forecasts that collections of Transition Charges during the next semi-annual payment period will be insufficient to make all scheduled payments of principal, interest and other amounts in respect of the Bonds and to replenish the capital subaccount for the Bonds to its required level; or

(ii) if an interim true-up is needed to meet any rating agency requirement that the Bonds be paid in full at scheduled maturity.

STABLE AVERAGE LIFE

Severe stress cases on electricity consumption result in insignificant changes (approximately five weeks), if any, in the weighted average lives of each tranche.

                                          Weighted Average Life by Tranche
                                          (Base and Stress Case Scenarios)


     Tranche A-1               2.00 Base Case
                               2.00 5% Stress
                               2.08 15% Stress

     Tranche A-2                                5.00
                                                5.00
                                                5.10

     Tranche A-3                                      7.49
                                                      7.49
                                                      7.58

     Tranche A-4                                                    10.00
                                                                    10.00
                                                                    10.08

     Tranche A-5                                                                        12.70
                                                                                        12.71
                                                                                        12.78

                  0    1    2    3    4    5    6    7    8    9    10    11    12   13   14

                                                 WAL (Years)

For the purposes of preparing the chart above, the following assumptions, among others, have been made: (i) the forecast error stays constant over the life of the Bonds and is equal to an overestimate of electricity consumption of 5% (4.8 Standard Deviations From Mean) or 15% (11.6 Standard Deviations From Mean) as stated in the chart above and (ii) the Servicer makes timely and accurate filings to true-up the Transition Charges semi-annually. There can be no assurance that the weighted average lives of the Bonds will be as shown.


                                  Page 9 of 11
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
--------------------------------------------------------------------------------
CENTERPOINT ENERGY                PRELIMINARY                  NOVEMBER 14, 2005
TRANSITION BOND COMPANY II, LLC
--------------------------------------------------------------------------------

                                   GLOSSARY

"TRANSITION CHARGES"  Transition Charges are statutorily-created, non-bypassable, consumption-based per kilowatt hour, per kilowatt or per kilovolt-Amperes charges. Transition
                      Charges are irrevocable and payable, through retail electric providers, by retail electric customers, including the State of Texas and other governmental entities, as long as they continue to use electricity at any facilities located within CenterPoint Houston's service territory even, with certain exceptions, if such electricity is self-generated using new on-site generation. There is no "cap" on the level of Transition
                      Charges that may be imposed on future retail electric customers, including the State of Texas and other governmental entities, to timely pay scheduled principal and interest on the Bonds.

"SECURITY"            All assets held by the Indenture Trustee for the benefit
                      of the holders of the Bonds.  The Issuer's principal asset securing the Bonds is the Transition Property.  The
                      Transition Property is not a receivable, and the principal credit supporting the Bonds is not a pool of receivables.
                      It is the irrevocable right to impose, collect and receive non-bypassable Transition Charges and is a present
                      property right created by the Restructuring Act and the
                      Financing Order and expressly protected by the state's
                      pledge not to take or permit any action that would impair
                      its value.

"PRINCIPAL PAYMENTS"  Principal will be paid sequentially.  No tranches will receive principal payments until all tranches of a higher numerical designation have been paid in full unless there is an acceleration of the Bonds following an event of default in which case principal will be paid to all tranches on a pro-rata basis. Please see "Sinking Fund
                      Schedule."

"SINKING FUND"        The amortization method providing for sequential payments
                      of scheduled principal of each tranche. Please see
                      "Sinking Fund Schedule."

ISSUER                Issuer is responsible to the State and the PUCT.
RESPONSIBLE TO        Specifically, (i) the Issuer's organizational documents
THE STATE AND         and transaction documents prohibit the Issuer from
PUCT                  engaging in any activities other than acquiring transition property, issuing transition bonds, and performing other
                      activities as specifically authorized by the Financing
                      Order, (ii) the Issuer must respond to representatives of
                      the PUCT throughout the process of offering transition
                      bonds, with the Financing Order directing the PUCT's
                      financial advisor to veto any proposal that does not
                      comply with all criteria established in the Financing
                      Order; and (iii) all required true-up adjustments must be
                      filed by Servicer on Issuer's behalf. In addition, the
                      servicing agreement and indenture require certain reports
                      to be submitted to the PUCT by or on behalf of the Issuer.

"LEGAL STRUCTURE"     The Restructuring Act provides, among other things, that
                      the Transition Property is a present property right
                      created pursuant to such Act and the Financing Order. The
                      Financing Order includes affirmative findings to the
                      effect that (i) the Financing Order is final and not
                      subject to PUCT rehearing, (ii) the Issuer's right to
                      collect Transition Charges is a property right against
                      which bondholders will have a perfected lien upon
                      execution and delivery of a security agreement and filing
                      of notice with the Secretary of State, and (iii) the State of Texas has pledged not to take or permit any action that would impair the value of the Transition Property, or,
                      reduce, alter or impair the Transition Charges to be
                      imposed, collected and remitted to bondholders, except for the periodic true-up, until the Bonds have been paid in
                      full. The Financing Order has been upheld on appeal in a
                      final judgment of a state district court and is no longer
                      subject to further appeal or review by the PUCT or the
                      courts.

"RATINGS"             A security rating is not a recommendation to buy, sell or
                      hold securities and may be subject to revision or
                      withdrawal at any time by the assigning rating agency. No
                      person is obligated to maintain the rating on any Bond,
                      and, accordingly, there can be no assurance that the
                      ratings assigned to any tranche of the Bonds upon initial
                      issuance will not be revised or withdrawn by a rating
                      agency at any time thereafter.


                                  Page 10 of 11
                                               (TEXAS TRANSITION BONDS(SM) LOGO)

ALL INFORMATION IN THIS PRELIMINARY TERM SHEET IS PRELIMINARY AND SUBJECT TO CHANGE. A REGISTRATION STATEMENT (REGISTRATION NO. 333-121505) RELATING TO THE BONDS HAS BEEN FILED WITH THE COMMISSION AND DECLARED EFFECTIVE. THE ISSUER WILL PREPARE, CIRCULATE AND FILE WITH THE COMMISSION A COMPLETE PROSPECTUS SUPPLEMENT, WHICH WILL BE ACCOMPANIED BY A BASE PROSPECTUS. YOU SHOULD READ THE COMPLETE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU CAN OBTAIN THE REGISTRATION STATEMENT, AND, ONCE FILED, THE PROSPECTUS SUPPLEMENT AND THE BASE PROSPECTUS FOR FREE AT THE COMMISSION'S WEB SITE (WWW.SEC.GOV). THIS PRELIMINARY TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATION PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS PROHIBITED OR TO PARTICIPATE IN ANY TRADING STRATEGY. NEITHER THE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE BONDS OR DETERMINED IF THIS PRELIMINARY TERM SHEET IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The State of Texas, the PUCT, Saber Partners, LLC, Saber Capital Partners LLC, Credit Suisse First Boston LLC, Lehman Brothers Inc., Greenwich Capital Markets, Inc. and their affiliates make no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. A definitive base prospectus and prospectus supplement prepared by the Issuer will contain material information not contained herein, and the prospective purchasers are referred to those materials. Such base prospectus and prospectus supplement will contain all material information in respect of any securities offered thereby. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. The State of Texas, the PUCT, Saber Partners, LLC, Saber Capital Partners LLC, Credit Suisse First Boston LLC, Lehman Brothers Inc., Greenwich Capital Markets, Inc. and their affiliates disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Saber Partners, LLC is acting as financial advisor to the PUCT. Certain financial advisory services, including any activities that may be considered activities of a broker dealer, will be assigned to Saber Capital Partners, LLC, as a wholly-owned subsidiary of Saber Partners, LLC. Neither the State of Texas, the PUCT, Saber Partners, LLC, Saber Capital Partners LLC, Credit Suisse First Boston LLC, Lehman Brothers Inc. or Greenwich Capital Markets, Inc. is acting as an agent for the Issuer or its affiliates in connection with the proposed transaction.


                                Page 11 of 11
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